UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 18, 2001     (October 18, 2001)

Date of Report (Date of earliest event reported)

UNION PLANTERS CORPORATION

(Exact name of registrant as specified in charter)

TENNESSEE	1-10160	62-0859007

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UNION PLANTERS ADMINISTRATIVE CENTER
7130 GOODLETT FARMS PARKWAY
MEMPHIS, TENNESSEE 38018

(Address of principal executive offices)

Registrant’s telephone number, including area code:       (901) 580-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Statements, and Exhibits
SIGNATURE
Union Planters Corporation Press Release
3rd Qtr. 2001 Unaudited Supp. Fin. Info.
3rd Qtr. 2001 Unaudited Analyst Info.

Item 5. Other Events

Third Quarter 2001 Earnings Release

     On October 18, 2001, Union Planters Corporation announced operating results for the three and nine months ended September 30, 2001. A copy of the Company’s press release announcing the results is attached as Exhibit 99.1 and is incorporated by reference herein. Any reference in the press release to the Company’s web site does not incorporate by reference information contained on the web site. The Company also provided supplemental financial information for analysts and other interested investors, which are attached as Exhibits 99.2 and 99.3, and are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Statements, and Exhibits

     C.     Exhibits

99.1	Union Planters Corporation Press Release dated October 18, 2001 announcing operating results for the three and nine months ended September 30, 2001

99.2	Third Quarter 2001 Unaudited Supplemental Financial Information

99.3	Third Quarter 2001 Unaudited Analyst Information

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Planters Corporation

Registrant

Date:	October 18, 2001	/s/ Bobby L. Doxey

Bobby L. Doxey

Senior Executive Vice President, Chief

Financial Officer, and Chief Accounting Officer

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